SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Goldman Sachs Private Credit Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS PRIVATE CREDIT CORP.

200 West Street

New York, New York 10282

April 2, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Meeting”) of Goldman Sachs Private Credit Corp. (the “Company”) to be held on May 29, 2024, at 12:00 p.m. (Eastern Time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholders will be able to attend the Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/GSPVC2024 and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Internet Availability of Proxy Materials you received.

The following pages include a formal notice of the Meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received and our proxy statement describe the matters on the agenda for the Meeting. Please read these materials carefully so that you will know what we intend to act on at the Meeting.

The Meeting is being held (i) to elect one Class III director of the Company, who will serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, and to elect three Class I directors of the Company, who will serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present at the virtual Meeting, you can vote by following the instructions in the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request, sign, date, and return a proxy card so that you may be represented at the Meeting. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4419. Your prompt response will help reduce proxy costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.

Sincerely,

/s/ Alex Chi and David Miller

Alex Chi and David Miller
Co-Chief Executive Officers and Co-Presidents

PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE VIA THE INTERNET OR TELEPHONE, OR REQUEST, SIGN, DATE, AND RETURN A PROXY CARD TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS PRIVATE CREDIT CORP.

200 West Street

New York, New York 10282

NOTICE OF ANNUAL MEETING

To Be Held On May 29, 2024

April 2, 2024

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs Private Credit Corp. (the “Company”) that:

The 2024 Annual Meeting of Stockholders (the “Meeting”) will be held virtually on May 29, 2024, at 12:00 p.m. (Eastern Time), by means of a live webcast, for the following purposes (the “Proposals”):

1.

to elect one Class III director of the Company, who will serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, and to elect three Class I directors of the Company, who will serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. On March 20, 2024, the Board of Directors of the Company, including each of the independent directors, unanimously recommended that you vote “FOR” each of the Proposals.

You will be able to attend the Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to www.virtualshareholdermeeting.com/GSPVC2024 and entering your control number, which is included on the Notice of Internet Availability of Proxy Materials that you received.

We are furnishing the accompanying proxy statement and proxy card to our stockholders on the internet, rather than mailing printed copies of these materials to each stockholder. Since you received a Notice of Internet Availability of Proxy Materials, you will not receive printed copies of the proxy statement and proxy card unless you request them by following the instructions on the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will instruct you as to how you may assess and review the proxy statement and vote your proxy. To receive a separate copy of the Proxy Statement, please contact the Company by calling (312) 655-4419 or by mail to the Company’s principal executive offices at Goldman Sachs Private Credit Corp., 200 West Street, New York, New York 10282. If you have not received a copy of the Notice of Internet Availability of Proxy Materials and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary; otherwise, you may contact the Company at (312) 655-4419.

The meeting webcast will begin promptly at 12:00 p.m. (Eastern Time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions in your Notice of Internet Availability of Proxy Materials or the instructions that accompanied your proxy materials. Because the Meeting will be a completely virtual meeting, there will be no physical location for Stockholders to attend.

Stockholders of record at the close of business on April 1, 2024 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Your vote is extremely important to us. If you will not attend the virtual Meeting, we urge you to follow the instructions provided in the proxy statement to vote your shares via the internet or by telephone, or to request, sign, date and return promptly a proxy card. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.

By Order of the Board of Directors of Goldman Sachs Private Credit Corp.

/s/ Caroline Kraus

Caroline Kraus
Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please follow the instructions in the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting.

To vote via the internet, please access the website found on your Notice of Internet Availability of Proxy Materials and follow the on-screen instructions on the website.

To vote by telephone, stockholders within the United States should call the toll-free number found on the website set forth in your Notice of Internet Availability of Proxy Materials and follow the recorded instructions. Stockholders outside the United States should vote via the internet or by requesting a proxy card instead.

You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice of Internet Availability of Proxy Materials or a later-dated vote using the toll-free telephone number stated on the Notice of Internet Availability of Proxy Materials or (3) by attending the virtual Meeting and voting during the webcast.

ANNUAL MEETING

OF

GOLDMAN SACHS PRIVATE CREDIT CORP.

200 West Street

New York, New York 10282

PROXY STATEMENT

April 2, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs Private Credit Corp. (the “Company,” “we,” “our” and “us”) for use at the 2024 Annual Meeting of Stockholders (the “Meeting”), to be held virtually on May 29, 2024, at 12:00 p.m. (Eastern Time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (312) 655-4419. Only holders of record of our common stock at the close of business on April 1, 2024 (the “Record Date”) will be entitled to notice of and to vote at the virtual Meeting.

In accordance with rules and regulations adopted by the SEC, we have elected to provide our stockholders (the “Stockholders”) access to our proxy materials on the internet, including the proxy statement and the form of proxy (collectively, the “Proxy Statement”) and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) was distributed on or about April 3, 2024 to our stockholders of record as of the close of business on the Record Date. Stockholders are able to (1) access the proxy materials on a website referred to in the Notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the Notice. You will need the 16-digit control number that is included with the Notice to authorize your proxy for your shares through the internet. If you have not received a copy of the Notice, please contact the Company by phone at (312) 655-4419. If you have not received a copy of the Notice and your shares are held through a financial intermediary, such as a bank or broker, please contact your financial intermediary.

PURPOSE OF THE MEETING

At the Meeting, you will be asked to vote on the following proposals:

1.

To elect one Class III director of the Company, who will serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, and to elect three Class I directors of the Company, who will serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (“Proposal 2”).

INFORMATION REGARDING ATTENDING THE MEETING

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:00 p.m. (Eastern Time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically at the meeting by going to www.virtualshareholdermeeting.com/GSPVC2024 and entering your control number, which is included on the Notice that you received. Because the Meeting is completely virtual and being conducted via live webcast, Stockholders will not be able to attend the Meeting in person.

If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Broadridge Financial Solutions, Inc. (“Broadridge”) in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you.

We are pleased to offer our Stockholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Stockholders, directors, management and other stakeholders. We are committed to ensuring that Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Stockholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

INFORMATION REGARDING THIS SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of the Company’s investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), and the Company’s transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile or internet. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Broadridge, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of such services with respect to the Company are estimated to be approximately $59,392, plus reasonable out-of-pocket expenses.

To vote by internet or telephone, please use the control number on your Notice and follow the instructions as described on your Notice. If you would like to vote by mail, please follow the instructions provided on the Notice to request, sign, date and return promptly a proxy card. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4419. If your proxy has been received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions contained in your proxy. If no instructions are marked, the shares of the Company’s common stock represented by the proxy will be voted “FOR” each of the Proposals described in this Proxy Statement. In either case, shares will be voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on the Notice, or a later-dated vote using the toll-free telephone number stated on the Notice or (3) by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of the Notice, the Company will deliver promptly a separate copy of the Notice or, if applicable, our Proxy Statement and our Annual Report on Form 10-K to you upon written or oral request. To receive a separate copy of these documents, please contact the Company by calling (312) 655-4419 or by mail to the Company’s principal executive offices at Goldman Sachs Private Credit Corp., 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 29, 2024

This Proxy Statement is available online at www.proxyvote.com (please have the control number found on your Notice ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP

Control Persons and Principal Stockholders

The following table sets forth, as of the Record Date, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to the Company. The percentage ownership is based on 90,691,195 shares of common stock outstanding as of the Record Date.

Name and Address	Type of Ownership(2)	Shares Owned	Percentage
Interested Director
Katherine (“Kaysie”) P. Uniacke	Beneficial	—	—
Independent Directors
Jaime Ardila	Beneficial	3,500.98	*
Carlos E. Evans	Beneficial	2,161.86	*
Ross J. Kari	Beneficial	6,400.00	*
Timothy J. Leach	Beneficial	4,237.33	*
Richard A. Mark	Beneficial	3,976.14	*
Susan B. McGee	Beneficial	—	—
Executive Officers
Alex Chi	Beneficial	4,323.72	*
David Miller	Beneficial	10,940.56	*
Stephanie Rader	—	—	—
Tucker Greene	Beneficial	6,002.00	*
Stanley Matuszewski	—	—	—
John Lanza	—	—	—
Julien Yoo	—	—	—
Caroline Kraus	—	—	—
Justin Betzen	Beneficial	3,976.14	*
Greg Watts	Beneficial	6,564.34	*
Jennifer Yang	—	—	—
All executive officers and directors as a group (18 persons)(1)		52,083.08	*

*	Less than 1%.
(1)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Katherine (“Kaysie”) P. Uniacke	—
Independent Directors
Jaime Ardila	$50,001 – $100,000
Carlos E. Evans	$50,001 – $100,000
Ross J. Kari	over $100,000
Timothy J. Leach	over $100,000
Richard A. Mark	over $100,000
Susan B. McGee	—

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

Dollar ranges were determined using the number of shares beneficially owned as of the Record Date multiplied by the net asset value (“NAV”) per share of the Company as of February 29, 2024, which was $25.19.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes with staggered three-year terms. At each annual meeting of Stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of their election. At the Meeting, you will be asked to elect one Class III director to serve until the 2026 annual meeting of Stockholders and until his successor is duly elected and qualified or until his earlier death, resignation, removal or disqualification, and to elect three Class I directors to serve until the 2027 annual meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, removal or disqualification. In addition, the Board has adopted policies which provide that (a) no director shall hold office for more than 15 years and (b) a director shall retire as of December 31st of the calendar year in which he or she reaches his or her 75th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote.

Information concerning the nominees and other relevant factors is provided below. A Stockholder may vote his or her shares for or against, or abstain from voting with respect to, the election of each nominee by properly voting by proxy over the internet or by telephone following the instructions in the Notice or by requesting, signing, dating and returning a proxy card as soon as possible. Unless contrary instructions are specified, if a proxy is executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the nominees.

Each of Messrs. Ross J. Kari, Carlos E. Evans, Timothy J. Leach and Ms. Susan B. McGee has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, Messrs. Kari, Evans, Leach or Ms. McGee is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.

ON MARCH 20, 2024, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

Information about the Nominees and Directors

Set forth below are the names of the nominee for the Class III director and the nominees for the Class I directors, as well as each of the continuing directors, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies that are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Directors who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the NYSE and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”

Mr. Kari has been nominated for election as a Class III director to serve until the 2026 annual meeting of stockholders. Each of Mr. Evans, Mr. Leach and Ms. McGee has been nominated for election as a Class I director to serve until the 2027 annual meeting of stockholders. None of the nominees are being proposed for election pursuant to any agreement or understanding between any such nominees and the Company.

Class III Director Nominee

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Ross J. Kari (65)	Class III Director	Director since May 2022; term expired 2023 (2026 if re-elected)

Mr. Kari is retired. Formerly, he was Director, Summit Bank (2014-2022); Executive Vice President and Chief Financial Officer, Federal Home Loan Mortgage Corporation (Freddie Mac) (2009–2013); and was a Member of the Board of Directors of KKR Financial Holdings, LLC (2007–2014).

Director—the Company; Goldman Sachs BDC, Inc., a publicly offered business development company (“GS BDC”), Goldman Sachs Private Middle Market Credit LLC, a privately offered business development company (“GS PMMC”); Goldman Sachs Private Middle Market Credit II LLC, a privately offered business development company (“GS PMMC II”); and Phillip Street Middle Market Lending Fund LLC, a privately offered business development company (“PSLF”).

GS BDC; GS PMMC; GS PMMC II; PSLF

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Class I Director Nominees

Timothy J. Leach (68)	Class I Director	Chairman of the Board of Directors since January 2023; Director since May 2022; term expires 2024 (2027 if re-elected)

Mr. Leach is retired. He is Chairman, MN8 Energy Inc. (2021-Present). He was formerly Chief Investment Officer, US Bank Wealth Management (2008–2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014–2019).

Chairman of the Board of Directors — the Company; GS BDC; and Goldman Sachs Middle Market Lending Corp. II, a privately offered business development company (“GS MMLC II”).

MN8 Energy Inc.; GS BDC; GS MMLC II

Carlos E. Evans (72)	Class I Director	Director since May 2022; term expires 2024 (2027 if re-elected)	Mr. Evans is retired. He is Chairman, Highwoods Properties, Inc. (2018–Present); Director, Highwoods Properties, Inc. (2015–2018); Director, National Coatings and Supplies Inc. (2015–Present); Director, Warren Oil Company, LLC (2016–Present); Director, American Welding & Gas Inc. (2015–Present); and Director, Johnson Management (2015–Present). He was formerly Director, Sykes Enterprises, Inc. (2016–2021);	Highwoods Properties, Inc. (a real estate investment trust); National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; Johnson Management; GS MMLC II; GS BDC

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Executive Vice President and Group Head of Wells Fargo Eastern Commercial Banking and National Head of Government and Institutional Banking (2009–2014). Director—the Company; GS BDC; and GS MMLC II.

Susan B. McGee (65)	Class I Director	Director since May 2022; term expires 2024 (2027 if re-elected)

Ms. McGee is retired. She is Director, ETTL Engineers and Consultants Inc. (2018-Present); and Director, HIVE Digital Technologies Ltd (2021-Present). She was formerly Director, Nobul Corporation (2019-2022) and held senior management positions with U.S. Global Investors, Inc. (an investment management firm), including Chief Compliance Officer (2016–2018), President 1998–2018) and General Counsel (1997–2018). She was also formerly Vice President of the U.S. Global Investors Funds (2016–2018).

Director—the Company; GS BDC; GS PMMC; GS PMMC II; and PSLF.

ETTL Engineers and Consultants Inc.; HIVE Digital Technologies Ltd; GS BDC; GS PMMC; GS PMMC II; PSLF

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Continuing Directors not up for re-election at the Meeting

Interested Director*
Katherine (“Kaysie”) P. Uniacke (63)	Class II Director	Director since May 2022; term expires 2025

Ms. Uniacke is Chair of the Board—Goldman Sachs Asset Management International (2013–Present); and Advisory Director—Goldman Sachs (2013–Present). She was formerly Director—Goldman Sachs Dublin and Luxembourg family of funds (2013–2023).

Director—the Company; GS BDC; GS PMMC; GS PMMC; GS MMLC II; and PSLF.

Goldman Sachs Asset Management International; GS BDC; GS PMMC; GS PMMC II; GS MMLC II; PSLF

Independent Directors
Jaime Ardila (68)	Class II Director	Director since May 2022; term expires 2025	Mr. Ardila is retired. He is Director, Accenture plc (2013–Present); Director, Nexa Resources (2019-present); and Director, Grupo de Energia de Bogotá (2024-Present). Formerly, he was Director of Ecopetrol (2016–2019); and held senior management positions with General Motors Company (an automobile manufacturer) (1984–1996 and 1998– 2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010–2016).	Accenture plc (a management consulting services company); Nexa Resources (a mining company); Grupo de Energia de Bogotá (electrical generation, distribution and transmission, and natural gas distribution company); GS BDC; GS PMMC; GS PMMC II; PSLF

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Director—the Company and GS BDC; Chairman of the Board of Directors—GS PMMC, GS PMMC II and PSLF.

Richard A. Mark (70)	Class II Director	Director since May 2022; term expires 2025

Mr. Mark is retired. He is Director, Viatris Inc. (2020–Present); and Director, Home Centered Care Institute (2021 – Present). He was formerly Director, Almost Home Kids (2016–2021); Director, Mylan N.V. (2019–2020); Partner, Deloitte & Touche LLP (2002–2015) and Chairman and member of the Audit Committee, Katy Industries, Inc. (2015–2016).

Director—the Company, GS BDC and GS MMLC II.

Viatris Inc. (a global pharmaceutical company); Home Centered Care Institute; GS BDC; GS MMLC II

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by GS Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of GSAM and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.

Class III Director Nominee

Independent Director

Ross J. Kari. Mr. Kari is retired. Mr. Kari has served on the Board of Directors of the Company since May 2022. He also serves on the Board of Directors of GS BDC, GS PMMC, GS PMMC II and PSLF. Previously, Mr. Kari was Executive Vice President and Chief Financial Officer of Federal Home Loan Mortgage Corporation (Freddie Mac), where he worked for four years. Previously, he held senior management positions at SAFECO Corporation, a personal insurance company, Federal Home Loan Bank of San Francisco, and Wells Fargo & Company, where he began his career and worked for 19 years. Mr. Kari also served as a Director and a member of the Audit Committee and ALCO Chairman of Summit Bank. Based on the foregoing, Mr. Kari is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Class I Director Nominees

Independent Directors

Timothy J. Leach. Mr. Leach is retired. Mr. Leach has served on the Board of Directors of the Company since May 2022 and has served as Chairman of the Board since January 2023. He also serves as a member and Chairman of the Board of Directors of GS BDC and GS MMLC II. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Mr. Leach currently serves as chairman of the board of directors of MN8 Energy, Inc. (f/k/a Goldman Sachs Renewable Power LLC). Based on the foregoing, Mr. Leach is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Carlos E. Evans. Mr. Evans is retired. Mr. Evans has served on the Board of Directors of the Company since May 2022. He also serves on the Board of Directors of GS BDC and GS MMLC II. Mr. Evans is currently chairman of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as a member of the Compensation/Governance Committee and as a member of the Executive Committee. He previously served as chairman of the Compensation/Governance Committee of Highwoods Properties, Inc. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairman emeritus of the board of the Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. He also previously served on the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services. Based on the foregoing, Mr. Evans is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Susan B. McGee. Ms. McGee is retired. Ms. McGee has served on the Board of Directors of the Company since May 2022. She also serves on the Board of Directors of GS BDC, GS PMMC, GS PMMC II, and PSLF.

Ms. McGee also serves on the Board of Directors for ETTL Engineers and Consultants Inc., and HIVE Digital Technologies Ltd. Ms. McGee formerly served as a Director for Nobul Corporation, a digital real estate company, from 2019 to 2022. Ms. McGee worked for 26 years at U.S. Global Investors, Inc., an investment management firm, until June 2018, during which time she held several senior management positions, including President, General Counsel and Chief Compliance Officer. She has also been involved in the governance of the U.S. Global Investors Funds, serving as Vice President until June 2018. In addition, Ms. McGee serves on the Board of Governors of the Investment Company Institute and as Chairperson of the Investment Company Institute Small Funds Committee. She is also a member of the Board of Directors of the San Antonio Sports Foundation, a not-for-profit organization. Based on the foregoing, Ms. McGee is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.

Continuing Directors not up for re-election at the Meeting

Interested Director

Kaysie Uniacke. Ms. Uniacke is the sole interested director on the Board and has served in such capacity since May 2022. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International; serves on the boards of GS BDC, GS PMMC, GS PMMC II, GS MMLC II, and PSLF, and is an advisory director to GS Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board of Directors.

Independent Directors

Jaime Ardila. Mr. Ardila is retired. Mr. Ardila has served on the Board of Directors of the Company since May 2022, including as Chairman of the Board until January 2023. He also serves as a member of the Board of Directors of GS BDC and serves as Chairman of the Board of Directors of GS PMMC, GS PMMC II, and PSLF. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as Chair of the Finance Committee and a member of the Audit Committee and a member of the Board of Directors of Nexa Resources S.A., a mining company. He is also a member of the Board of Directors of Grupo de Energia de Bogotá, a company involved in the generation, distribution and transmission of electricity and the distribution of natural gas. Previously, he was a member of the Board of Directors of Ola Electric Mobility, an electric vehicle manufacturer, and was also a member of the Board of Directors of Ecopetrol, an integrated oil company, where he served as Chair of the Audit Committee and a member of the Business Committee and the Corporate Governance and Sustainability Committee, from 2016 to 2019. Mr. Ardila also worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as Executive Vice President of the company and President of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Richard A. Mark. Mr. Mark is retired. Mr. Mark has served on the Board of Directors of the Company since May 2022. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. He also serves on the Board of Directors and as the chair of the audit committee of GS BDC and GS MMLC II. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since November 2020, Mr. Mark has served on the Board of Directors of Viatris Inc. (“Viatris”), a global pharmaceuticals company. Prior to the closing of the transaction that combined Mylan N.V. and Pfizer Inc.’s off-patent branded and generic established medicines business which resulted in the formation of Viatris, Mr. Mark served on the Board of Directors of Mylan N.V. from June 2019 until November 2020. Mr. Mark also served from July 2015 until August 2016 as chairman of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Since December 2021, Mr. Mark has served on the Board of Directors of the Home Centered Care Institute, a nonprofit organization focused on scaling home-based primary care. From May 2016 to December 2021, Mr. Mark served as a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters, which we believe makes him well qualified to serve on the Board of Directors.

Compensation of Directors

From January 1, 2023 to December 31, 2023, each Independent Director was compensated with a $50,000 (or $100,000 upon the Company’s NAV being at or above $1,500,000,000) annual fee for his or her services as director. In addition, the Chairman of the Board earned an additional annual fee of $12,500 (or $25,000 upon the Company’s NAV being at or above $1,500,000,000) and the director designated as the “audit committee financial expert” (as defined in Item 407 of Regulation S-K) earned an additional annual fee of $7,500 (or $15,000 upon the Company’s NAV being at or above $1,500,000,000) for his or her additional services in such capacities. The Independent Directors are reimbursed for travel and other reasonable expenses incurred in connection with attending Board and committee meetings. The Company may also pay the incidental costs of a director to attend training or other types of conferences relating to the business development company (“BDC”) industry. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors.

It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2023. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company(1)(2)	Total Compensation From the Goldman Sachs Fund Complex (1)
Interested Director
Kaysie Uniacke(3)	—	—
Independent Directors
Jaime Ardila	$50,000	$436,610
Carlos E. Evans	$50,000	$333,288
Ross Kari	$50,000	$392,288
Timothy J. Leach(4)	$62,500	$406,788
Richard A. Mark(5)	$57,500	$375,781
Susan B. McGee	$50,000	$368,288

(1)

Reflects compensation earned during the year ended December 31, 2023. For the Independent Directors, the Goldman Sachs Fund Complex includes the Company, GS BDC, GS PMMC, GS PMMC II, GS MMLC II and PSLF.

(2)

The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2023. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from us.

(3)	Ms. Uniacke is an Interested Director and, as such, receives no compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Includes compensation as Chairman of the Board.
(5)	Includes compensation as “audit committee financial expert.”

Board Composition and Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. The Board consists of seven members, six of whom are Independent Directors. The Board elects the Company’s officers, who serve at the discretion of the Board. The responsibilities of the Board include oversight of valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements and oversight of its investment activities.

The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day management of the Company’s investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board also oversees the quarterly valuation of the Company’s assets.

The Board has established an Audit Committee, Governance and Nominating Committee, Compliance Committee and Contract Review Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Timothy J. Leach, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Mr. Leach to lead the Board because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described above. Mr. Leach generally acts as a liaison between management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board had seven formal meetings in 2023. Each director attended at least 75% of the meetings of the Board and of the respective committees on which he or she served during the fiscal year ended December 31, 2023. To promote effectiveness of the Board, under normal circumstances directors are strongly encouraged to attend regularly scheduled Board meetings in person.

Committees of the Board

Audit Committee

The current members of the Audit Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Ardila simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. Mr. Mark serves as Chairman of the Audit Committee. The Board and the Audit Committee have determined that Mr. Mark is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee’s charter is attached as Appendix A to this Proxy Statement.

The Audit Committee held four formal meetings in 2023.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Leach serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, determining, or recommending to the Board for determination, the compensation of the Interested Director, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a Stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.

The Governance and Nominating Committee considers nominees properly recommended by a Stockholder. The Company’s bylaws provide that for any nomination to be properly brought by a Stockholder for a meeting, such Stockholder must comply with advance notice requirements and provide the Company with certain information. Generally, to be timely, a Stockholder’s notice must be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of Stockholders. The Company’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The Governance and Nominating Committee’s charter is attached as Appendix B to this Proxy Statement.

The Governance and Nominating Committee held two formal meetings in 2023.

Compliance Committee

The current members of the Compliance Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Leach serves as Chairman of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and insofar as they relate to services provided to us, the compliance processes of the investment adviser, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters.

The Compliance Committee held four formal meetings in 2023.

Contract Review Committee

The current members of the Contract Review Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Leach serves as Chairman of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under the Company’s investment management, placement agent (if any), principal underwriting (if any) and certain other agreements with GSAM and its affiliates. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Company’s other service providers, including the Company’s custodian/accounting agent, transfer agent, printing firms, and professional firms (other than the Company’s independent auditor, which is the responsibility of the Audit Committee).

The Contract Review Committee held one formal meeting in 2023.

Information about Executive Officers who are not Directors

Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Position(s) with the Company
Alex Chi	51	Co-Chief Executive Officer and Co-President
David Miller	54	Co-Chief Executive Officer and Co-President
Stephanie Rader	41	Executive Vice President and Head of Business Development
Tucker Greene	48	Chief Operating Officer
Stanley Matuszewski	38	Chief Financial Officer and Treasurer
John Lanza	53	Principal Accounting Officer
Julien Yoo	52	Chief Compliance Officer
Caroline Kraus	46	Chief Legal Officer and Secretary
Justin Betzen	43	Vice President
Greg Watts	47	Vice President
Jennifer Yang	40	Vice President

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers and until his or her successor is duly elected and qualifies.

Alex Chi. Mr. Chi is the co-chief executive officer and co-president of the Company and has served in such capacity since May 2022. Mr. Chi is also the co-chief executive officer and co-president of GS BDC, GS PMMC, GS PMMC II, GS MMLC II, and PSLF. Mr. Chi is co-head of Goldman Sachs Asset Management Private Credit in the Americas. Before assuming his current role, Mr. Chi spent 25 years in Goldman Sachs’ Investment Banking Division. Mr. Chi worked in the Financial and Strategic Investors Group from 2006 to 2019, managing Goldman Sachs’ relationships with private equity and related portfolio company clients. Prior to that, Mr. Chi worked in Leveraged Finance, where he spent six years structuring and executing leveraged loan and high yield debt financings for corporate and private equity clients across industries. He also spent three years in Asia focused on mergers and acquisitions and corporate finance transactions. Mr. Chi was named managing director in 2006 and partner in 2012.

David Miller. Mr. Miller is the co-chief executive officer and co-president of the Company and has served in such capacity since May 2022. Mr. Miller is also the co-chief executive officer and co-president of GS BDC, GS PMMC, GS PMMC II, GS MMLC II, and PSLF. Mr. Miller is co-head of Goldman Sachs Asset Management Private Credit in the Americas. He has spent his nearly 30-year career as an investor in middle market companies and has originated billions of dollars in commitments across all industries to companies in various stages of the lifecycle. In 2004, he co-founded Goldman Sachs’ middle market origination effort investing primarily firm capital and has led that business since 2013. Prior to joining Goldman Sachs in 2004, Mr. Miller was senior vice president of originations for GE Capital, where he was responsible for structuring and originating loans in the media and telecommunications sectors. Previously, Mr. Miller was a director at SunTrust Bank, responsible for originating and managing a portfolio of middle market loans. Mr. Miller was named managing director in 2012 and partner in 2014.

Stephanie Rader. Ms. Rader is the executive vice president and head of business development of the Company and has served in such capacity since May 2022. Ms. Rader is also the head of business development of PSLF. Ms. Rader is a partner in Client Solutions & Capital Markets within GSAM, serving as global head of capital raising, strategic partnerships and product strategy for the private credit and hedge fund strategies. Prior to her current role, she was head of Distressed and Bank Loan Sales within the Global Markets Division. Ms. Rader joined Goldman Sachs in 2004 in Mortgage Sales within the Industry Sales Group. She moved to the Leveraged Finance Sales Group in 2006, where she covered both asset managers and hedge funds. Ms. Rader was named managing director in 2015 and partner in 2018.

Tucker Greene. Mr. Greene is the chief operating officer of the Company and has served in such capacity since June 2023. Mr. Greene is also the chief operating officer of GS BDC, GS PMMC, GS PMMC II, GS MMLC II and PSLF. Mr. Green previously served as a vice president of the Company from August 2022 to June 2023, and also previously served as a vice president of GS PMMC, GS PMMC II, GS MMLC II, PSLF and GS Credit. In addition, he is a managing director in Goldman Sachs Asset Management Private Credit. He is a senior portfolio manager focused on fund management. Prior to his current role, Mr. Greene was a senior originator and underwriter in Goldman Sachs Asset Management Private Credit. Mr. Greene joined Goldman Sachs in 2004 in the Specialty Lending Group, primarily investing firm capital in directly originated middle market loans. Prior to joining Goldman Sachs, Mr. Greene worked at GE Capital, focusing on underwriting loans in the media and telecommunications sector. Mr. Greene was named managing director in 2021.

Stanley Matuszewski. Mr. Matuszewski is the chief financial officer and treasurer of the Company and has served in such capacity since November 2023. Mr. Matuszewski is also the chief financial officer and treasurer of GS BDC, GS PMMC, GS PMMC II, GS MMLC II, and PSLF. He is a Vice President within the Controllers Division of GSAM. He currently manages the Business Development Companies Asset Management Product Controllers team, which is responsible for valuation oversight. Prior to joining Goldman Sachs & Co. LLC in 2013, he worked at Morgan Stanley in the Valuation Review Group.

John Lanza. Mr. Lanza is the principal accounting officer of the Company and has served in such capacity since November 2023. Mr. Lanza is also the principal accounting officer of GS BDC, PMMC, GS PMMC II, GS MMLC II, and PSLF. Mr. Lanza has held several positions with GSAM. Mr. Lanza currently manages the Business Development Companies and Direct Hedge Funds Asset Management Fund Controllers teams, which are responsible for accounting and financial reporting oversight. He previously served as the head of Operational

Risk and Governance in the Consumer and Wealth Management Division. Prior to that, Mr. Lanza was the global head of Regulatory Reform and Control Oversight and before that he managed the Goldman Sachs Asset Management Alternative Investments Global Fund Services Group.

Caroline Kraus. Ms. Kraus is the chief legal officer and secretary of the Company and has served in such capacity since August 2022. Ms. Kraus is also a Managing Director and Senior Counsel at GSAM and the chief legal officer and secretary of GS BDC, GS PMMC, GS PMMC II, GS MMLC II and PSLF as well as various other Goldman Sachs funds. Ms. Kraus joined Goldman Sachs in 2006. Prior to joining Goldman Sachs, she was an associate at Weil, Gotshal & Manges, LLP.

Julien Yoo. Ms. Yoo is the chief compliance officer of the Company and has served in such capacity since in May 2022. Ms. Yoo is also the Managing Director of GSAM Compliance, Head of the U.S. Regulatory Compliance team with GSAM Compliance, and Chief Compliance Officer of GS BDC, GS PMMC, GS PMMC II, GS MMLC II and PSLF. Ms. Yoo joined Goldman Sachs in 2013. Prior to joining Goldman Sachs, Ms. Yoo was a Vice President in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

Justin Betzen. Mr. Betzen is a vice president of the Company and has served in such capacity since August 2022. Mr. Betzen is also a vice president of GS BDC, PMMC, GS PMMC II, GS MMLC II, and PSLF. He is also a managing director and senior underwriter in Goldman Sachs Asset Management Private Credit Americas. Mr. Betzen initially joined Goldman Sachs in 2006 as an associate and rejoined the firm as a vice president in 2013. He was named managing director in 2019. Prior to rejoining the firm, Mr. Betzen worked at Newstone Capital Partners and was focused on second lien, mezzanine and minority equity investing. Prior to initially joining Goldman Sachs, he worked at JPMorgan Chase in the Technology Corporate Banking Group and was focused on software, services and payments companies.

Greg Watts. Mr. Watts is a vice president of the Company and has served in such capacity since August 2022. Mr. Watts is also a vice president of GS BDC, PMMC, GS PMMC II, GS MMLC II, and PSLF. He also serves as head of underwriting and portfolio management for Goldman Sachs Asset Management Private Credit in the Americas. He has spent greater than 20 years as a credit investor in middle market companies and has overseen billions of dollars of investments from origination to exit as well as a significant amount of experience in workouts and restructurings. Mr. Watts is a member of the BDC Investment Committee and the Private Credit Investment Subcommittee, which focuses on middle market lending primarily via the Goldman Sachs balance sheet. Mr. Watts joined Goldman Sachs in 2007 and was named managing director in 2015 and partner in 2022. Prior to joining Goldman Sachs, Mr. Watts spent five years with GE Capital’s Technology, Media and Telecom Finance Group as a senior vice president and risk team leader in underwriting and portfolio management. Before working at GE Capital, Mr. Watts was an associate at Investcorp International after beginning his career as an investment banking analyst in Salomon Smith Barney’s Mergers and Acquisitions Group.

Jennifer Yang. Ms. Yang is a vice president of the Company and has served in such capacity since August 2022. Ms. Yang is also a vice president of GS BDC, GS PMMC, GS PMMC II, GS MMLC II and PSLF. She is also a managing director in Credit Alternatives within GSAM, with oversight of Healthcare. She is responsible for leading and managing the healthcare investment strategy and portfolio. Ms. Yang joined Goldman Sachs in 2018 as a vice president and was named managing director in 2021. Prior to joining Goldman Sachs, Ms. Yang was an executive director at Varagon Capital Partners, where she was responsible for structuring, executing and managing credit investments in the healthcare sector. Previously, she was a vice president at Fifth Street Asset Management, focused on healthcare deal execution.

Certain Relationships and Related Party Transactions

Investment Management Agreement

The Company is party to an investment management agreement, pursuant to which the Company pays GSAM, a wholly owned subsidiary of GS Group Inc., a fee for investment management services consisting of a management fee based on the Company’s net assets and an incentive fee based on the performance of the Company’s investments. Certain of the Company’s officers are also officers and employees of GSAM.

The management fee is calculated at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month, and the incentive fee is calculated based on (a) the amount by which our ordinary income exceeds certain “hurdle rates,” and (b) our capital gains.

For the year ended December 31, 2023, the Company paid GSAM a total of $1.26 million in fees (excluding fees that are accrued but not paid) pursuant to the investment management agreement, which consisted of $1.26 million in management fees and $0 in incentive fees.

License Agreement

The Company is party to a license agreement with an affiliate of Goldman Sachs pursuant to which the Company has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, the Company does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not the Company’s investment adviser or if the Company’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, the Company has no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

In certain circumstances, the Company can make negotiated co-investments pursuant to an exemptive order from the SEC permitting it to do so. On November 16, 2022, the SEC granted to GSAM, the BDCs advised by GSAM, and certain other affiliated applicants exemptive relief on which the Company expects to rely to co-invest alongside certain other Accounts (as defined below), which may include proprietary accounts of Goldman Sachs, in a manner consistent with the Company’s investment objectives and strategies, certain Board-established criteria, the conditions of such exemptive relief and other pertinent factors (the “Relief”). Additionally, if GSAM forms other funds in the future, the Company may co-invest alongside such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. As a result of the Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of other client accounts managed by GSAM (collectively with the Company, the “Accounts”).

In addition, the Company has filed an application to amend the Relief to permit the Company to participate in follow-on investments in the Company’s existing portfolio companies with certain affiliates of the Company covered by the Relief if such affiliates, that are not BDCs or registered investment companies, did not have an investment in such existing portfolio company. There can be no assurance if and when the Company will receive the amended exemptive order.

Transfer Agent Agreement

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with Goldman Sachs & Co. LLC (“GS & Co.”) pursuant to which GS & Co. serves as the Company’s transfer agent (“Transfer Agent”), registrar and distribution paying agent. The Company pays the Transfer Agent at an annual rate of 0.05% of the Company’s average NAV at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, its NAV as of such quarter-end) for serving as the Company’s transfer agent.

For the year ended December 31, 2023, the Company incurred expenses for services provided by the Transfer Agent under the Transfer Agency Agreement of approximately $321,000. As of December 31, 2023, approximately $168,000 remained payable.

Placement Agent Agreement

The Company has entered into an agreement with GS & Co. (the “Placement Agent”) pursuant to which GS & Co. assists the Company in conducting the continuous private offering of the Company’s shares (the “Offering”). GS & Co. has entered into or will enter into sub-placement agreements (together with the agreements with GS & Co., the “Placement Agent Agreements”) with various sub-placement agents to assist in conducting the Offering. Stockholder servicing and/or distribution fees will be payable to the Placement Agent. The Placement Agent may also be compensated by GSAM, in its discretion, for certain services including promotional and marketing support, shareholder servicing, operational and recordkeeping, sub-accounting, networking or administrative services. These payments are made out of GSAM’s own resources and/or assets, including from the revenues or profits derived from the advisory fees GSAM receives from the Company.

Related Party Transaction Review Policy

The Audit Committee will review any potential related party transactions brought to its attention, and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 27, 2024, the Audit Committee selected and recommended, and at a meeting held on February 27, 2024, the Board, including a majority of the Independent Directors approved, the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2024, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be available telephonically during the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate audit fees billed by PricewaterhouseCoopers LLP for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022 were $454,200 and $40,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

No audit-related fees were billed by PricewaterhouseCoopers LLP for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022.

Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the year ended December 31, 2023 and for the year ended December 31, 2022 were $1,555,770 and $1,513,648, respectively. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report and Goldman Sachs & Co. LLC for services related to the 17Ad-13 report.

Tax Fees

No fees were billed by PricewaterhouseCoopers LLP for services rendered to the Company for tax compliance, tax advice and tax planning for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.

No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Company, other than the services reported in “Audit Fees” and “Tax Fees” above, for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022.

Other than services reported under “Audit-Related Fees,” no other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022.

Aggregate Non-Audit Fees

No non-audit fees were billed to the Company’s investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Company

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor. All of the audit and permitted non-audit services described above for which PricewaterhouseCoopers LLP billed the Company for the for the year ended December 31, 2023 and for the period from March 25, 2022 (inception) to December 31, 2022 were pre-approved by the Audit Committee.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSAM. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered these fees and the nature of the services rendered and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Except as described above, PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

ON MARCH 20, 2024, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

Audit Committee Report(1)

The following is the report of the Audit Committee of Goldman Sachs Private Credit Corp., Inc. (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2023 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

March 20, 2024

The Audit Committee

Richard A. Mark, Chairman

Jaime Ardila

Carlos E. Evans

Ross J. Kari

Timothy J. Leach

Susan B. McGee

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Caroline Kraus and Curtis Tate, who are the persons named as proxies.

VOTE REQUIRED FOR THE ELECTION OF THE DIRECTOR AND

APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, virtually or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 90,691,195 shares of the Company’s common stock outstanding on the Record Date. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.

Election of Directors

For Proposal 1, the election of each nominee requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Ratification of Auditor

Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes by all Stockholders present, virtually or by proxy, at the Meeting.

Broker Non-Votes

Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine proposal. As broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present for purposes of transacting business at the Meeting.

Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of one Class III director and three Class I directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions

Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on Proposal 1, and the effect of a vote against Proposal 2.

Adjournment

If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.

A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.

COMMUNICATIONS WITH THE BOARD

All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, or upon request by writing to the Company or by calling the Company at (312) 655-4419. Please direct your written request to Caroline Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and the Company has also approved GSAM’s Code of Ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by the Company. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. A copy of the Company’s Code of Ethics is filed as an exhibit to the Company’s annual report on Form 10-K.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which applies to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The Company intends to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K or on the Company’s website. A copy of the Company’s Code of Business Conduct and Ethics is filed as an exhibit to the Company’s annual report on Form 10-K.

Corporate Governance Guidelines and Director Charter

The Company has adopted a Corporate Governance Guidelines and Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairman of the Board.

ADDITIONAL INFORMATION

The principal address of the Company’s investment adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The principal address of the Company’s administrator is State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114.

STOCKHOLDER PROPOSALS

The Company expects that the 2025 Annual Meeting of Stockholders will be held in May 2025, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at Goldman Sachs Private Credit Corp., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2025 Annual Meeting of Stockholders must be received by the Company no earlier than January 29, 2025 and no later than February 28, 2025. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders, the Company must receive the proposal no later than December 3, 2024. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders who do not expect to virtually attend the Meeting and who wish to have their shares voted are requested to vote by following the instructions on the Notice of Internet Availability of Proxy Materials to vote via the internet or telephone, or request, to vote by mail, sign, date, and return a proxy card so that you may be represented at the Meeting. No postage is required if the proxy card is mailed in the United States. If you have any questions regarding the proxy materials, please contact the Company at (312) 655-4419.

Appendix A

GOLDMAN SACHS PRIVATE CREDIT CORP.

AUDIT COMMITTEE CHARTER

Organization and Purpose

The Board of Directors (the “Board”) of Goldman Sachs Private Credit Corp.1 (the “Company”), has established an Audit Committee (the “Committee”), comprised of each of the Company’s Independent Directors. Independent Directors are those Directors who meet the independence standards set forth in the Company’s Governance and Nominating Committee Charter and who do not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company except compensation for service as a member of the Board or a committee of the Board.

The Committee has been established by and among the Directors for the purpose of, among other things as set forth below, assisting the Board with oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the Independent Auditor’s qualifications and independence, (4) the performance of the Company’s internal audit function and Independent Auditor, and (5) preparation of the Audit Committee report required to be included in the Company’s proxy statement.

Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Company’s Board in its business judgment. The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the Securities and Exchange Commission (“SEC”) and any other applicable governmental entity or self-regulatory organization or law to which the Company is subject. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined by the applicable regulations of the SEC, and the Board may presume that the ACFE satisfies the financial literacy requirement. The Committee will select one of its members to be its chair. If a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service will not impair the ability of such member to effectively serve on the Committee, and must disclose such determination either on or through the Company’s website, in its annual proxy statement, or in the Company’s annual report.

The Committee will set its agenda and the places and times of its meetings. The Committee shall meet as often as it determines, but not less frequently than quarterly. The greater of one-third or two members of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Company’s compliance with regulatory requirements that relate to the Company accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Company’s Directors, independent registered public accounting firm (the “Independent Auditor”), and Management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial

[1]	For the period prior to its conversion from a limited liability company to a corporation, Goldman Sachs Private Credit Fund LLC.

reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Company (“Management”) is responsible for the preparation, presentation, and integrity of the Company’s financial statements. Management draws upon different parts of the Goldman Sachs corporate structure in fulfilling this role — the Controllers department (within the Finance Division) and the Operations Division (working in conjunction with Goldman Sachs Asset Management, L.P. (“GSAM”) Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, Management also delegates certain functions to the Company’s accounting agents, but remains responsible for those functions. The Independent Auditor for the Company is responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The Independent Auditor will report directly to the Committee. The Committee shall provide for appropriate funding for the payment of compensation to the Independent Auditor, any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Audit Committee Charter on the basis of information provided or representations made to it by the Company’s Independent Auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an ACFE) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Board member of the Company under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Company’s accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor

1.	Evaluate and select (subject to ratification by the Board) the Company’s Independent Auditor.

2.	Participate in the selection process and approve the new lead audit partner(s) as a result of mandatory audit partner rotation.

3.

Be responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor engaged (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of rendering or issuing an audit report or performing other audit or attest services for the Company. The Independent Auditor must report directly to the Audit Committee.

4.

At least annually, obtain and review a report by the Independent Auditor describing the auditor’s internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues.

5.

Review and approve the compensation of (a) the Independent Auditor employed by the Company for the purpose of rendering or issuing an audit report and any other services that they may perform and (b) any advisers employed by the Committee as described herein.

6.

Evaluate the performance of the auditor in light of the report identified in Item 3 above and its work throughout the year, as well as the auditor’s lead partner, evaluate the independence and qualifications of the auditor, including its processes to remain independent, and request an annual representation from the Independent Auditor regarding its independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditor, the Committee may inquire into and consider the opinions of Management and Internal Audit (or other personnel responsible for the internal audit function), and may consider such items as: (1) the audit and non-audit services performed by the auditor and related fees; (2) the hiring of partners or employees or former partners or employees of the auditor by the Company and its affiliates; (3) whether any non-audit services provided by the auditor to the Company’s investment adviser or any adviser affiliate that provides ongoing services to the Company are compatible with maintaining the auditor’s independence; (4) the rotation of the auditor’s partners who participate in providing auditing services to the Company and (5) other relationships, if any, between the Company and the auditor that may bear on the independence or objectivity of the auditor.

7.

Set policies governing the hiring by entities within the Company’s Investment Company Complex[2] of any current or former employee of the Company’s Independent Auditor, and to assess compliance with these policies. These policies provide, among other things, that no former employee of the Independent Auditor who was a member of the Company’s audit engagement team may undertake any financial reporting role at the Company within one year of the date of the commencement of procedures for a review or audit.

8.

Meet with the Independent Auditor and financial and accounting personnel of the Company to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the Independent Auditor’s opinions on the Company’s financial statements and any Management letters, comments, or recommendations of the Independent Auditor and consider Management’s response to such.

9.

Meet at least four times annually with Management and the Independent Auditor, or more frequently if circumstances dictate, and meet at least annually with the Independent Auditor (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session, to discuss any problems or difficulties the Independent Auditor encountered in the course of the audit work, including any restrictions on the scope of the Independent Auditor’s activities or access to requested information and any significant disagreements with Management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the Company’s financial statements, the effectiveness of internal controls, including internal controls over financial reporting, and the audit report(s) of the Independent Auditor, and Management’s response.

10.

Review and discuss with Management and the Company’s Independent Auditor the Company’s audited annual financial statements, including the Company’s disclosure of Management’s discussion of Company performance and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company. Review and discuss with Management the Company’s unaudited quarterly financial statements, including the Company’s disclosure of Management’s discussion of Company performance.

[2]	“Investment company complex” includes:
•	the Company and its investment adviser or sponsor;
•

any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

11.

Oversee the preparation of the Audit Committee report required to be included in the Company’s proxy statement for its annual meeting of shareholders (if such meeting is required by law). The report shall indicate whether the Committee has (i) reviewed and discussed the financial statements with Management; (ii) discussed with the Independent Auditor the matters required to be discussed by the PCAOB Standard No. 16, as modified or supplemented; and (iii) received written disclosures and the letter from the Independent Auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the Independent Auditor’s communications with the Committee concerning independence, and has discussed with the Independent Auditor the auditor’s independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with Management and the Independent Auditor, recommends to the Board that the financial statements be included in the Company’s annual report for the last fiscal year.

12.

Review and discuss with Management and the Company’s Independent Auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls over financial reporting and any special audit steps adopted in light of material control deficiencies.

13.

Consider and, if appropriate, recommend to the Board the publication of the Company’s annual audited financial statements in the Company’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the Independent Auditor and Management.

14.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

15.

Receive from the Company’s Independent Auditor timely communications discussing any matters of concern relating to the Company’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

16.

Review with financial and accounting personnel and the Independent Auditor the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Company.

17.

Review with the Independent Auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for the improvement of the Company’s internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

18.

Review with the Independent Auditor and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

19.	Review with the Independent Auditor and financial and accounting personnel issues arising under the valuation and compliance procedures used for the Company.

Primarily Related to Management and/or Internal Audit

20.	Review with the financial and accounting personnel the performance of the fund accounting agents in providing accounting and financial reporting services to the Company.

21.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

22.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Company’s control environment. After the conclusion of these audits, discuss the significant results of the audits and Management’s responses thereto.

23.

Discuss with Management earnings press releases and review generally the type and presentation of information to be included in earnings press releases. Review any financial information and earnings guidance provided to analysts and rating agencies; however, the Committee need not discuss in advance each instance in which a listed company may provide earnings guidance.

24.	Review with Management and Internal Audit, as necessary, any related party transaction or dealings with parties related to the Company.

25.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

26.	Review and discuss with Internal Audit the adequacy of the Company’s internal controls (including the fraud risk), at least on an annual basis.

27.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently as circumstances dictate.

28.	Meet at least annually with the Company’s principal financial officer in executive session, or more frequently as circumstances dictate.

29.

Receive, in accordance with applicable regulations, communications from the Company’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Company’s internal control over financial reporting.

30.

Review analyses prepared by Management and/or the Independent Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

31.	Review with Management (and if necessary, the Independent Auditor) periodically any tax matters or developments that could affect the Company.

32.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Company’s accounting, financial reporting and internal controls.

33.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Company’s service providers.

Other

34.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Board member of the Company or its investment adviser or principal underwriter, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Company’s financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Company’s Independent Auditor in connection with their opining on the Company’s financial statements.

35.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Company; (b) other legal, compliance, and ethical issues relating to the Company; and (c) instances of suspected financial statement or other fraud relating to the Company. The Committee shall confirm annually that the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Directors of the Company, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

36.

Confirm that the Board is engaged in periodic discussions regarding policies with respect to risk assessment and risk management and guidelines and policies to govern the process by which the Company’s exposure to risk is assessed and managed as well as the Company’s major financial risk exposures and the steps Management has taken to monitor and control such exposures.

37.

Review valuation information provided by the GSAM Valuation Committee, the Company’s investment adviser and the Company’s independent valuation firms, and assess such valuation recommendations and/or determinations, as applicable.

38.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

39.

Review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditor, or the performance of the Internal Audit function.

40.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

41.	Review the provisions of this Audit Committee Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Directors.

Pre-Approval of Audit and Non-Audit Services

42.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Company’s Independent Auditor that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

43.

The Committee will review with the Independent Auditor, and financial, accounting and appropriate GSAM personnel, the controls applied by the Independent Auditor and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

44.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Company’s Independent Auditor, to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Company’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

45.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

46.

The Committee may request to meet with internal legal and compliance personnel, including the Company’s chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Company.

47.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

Adopted:	May 3, 2022

Revised:	February 28, 2023 (approved without change)
February 27, 2024 (approved without change)

Appendix B

GOLDMAN SACHS PRIVATE CREDIT CORP.

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Organization and Purpose

The Board of Directors (the “Board”) of Goldman Sachs Private Credit Corp.1 (the “Company”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the Company’s Independent Directors. “Independent Directors” are those Directors who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Company or any investment adviser or principal underwriter of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Company except in their capacities as members of the Board or committees thereof (Board and committee members serving the Company in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving corporate governance and industry best practices; (2) with respect to the selection and nomination of Independent Directors, satisfying certain regulatory requirements, including those adopted by the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange, LLC; and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Company and its shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Company. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Directors will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of corporate governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Company and overseeing its management.

2.

Monitoring the governance policies set forth in the Corporate Governance Guidelines and Director Charter adopted by the Board and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Company’s standards of Director independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Director Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to corporate governance and recommending such changes as the Committee deems appropriate.

[1]	For the period prior to its conversion from a limited liability company to a corporation, Goldman Sachs Private Credit Fund LLC.

8.	Overseeing the continuing education of incumbent and new Independent Directors.

9.	Reviewing periodically the investments made by the Directors in the Company pursuant to the policies set forth in the Director Charter.

10.	Selecting and nominating candidates for election or appointment as non-interested members of the Board as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Company’s governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Company, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Director of the Company under applicable federal and state law.

Selection and Nomination of Independent Directors

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Directors of the Company. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Company’s investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the Company and its shareholders;

(i)	commitment to maintaining and improving Director skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Director candidates, it is expected that the Committee will consult with the interested Director(s) and Officers of the Company and such other persons as the Committee deems appropriate.

While the Committee is solely responsible for the selection and nomination of the Company’s Directors, the Committee shall review and consider nominations for the office of Director made by management and by Company stockholders who have sent nominations (which include the information required by the Company’s Bylaws) to the Secretary of the Company, as the Directors deem appropriate.

Additional Matters

11.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

12.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

13.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

14.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

15.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

16.

The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

17.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

18.

The Committee will evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

19.	The Committee will review the provisions of this Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Directors.

Adopted: May 3, 2022

Last approved: November 1, 2023 (approved without change)

GSPRCDPROXYSTMT2024

GOLDMAN SACHS PRIVATE CREDIT CORP. 200 WEST STREET NEW YORK, NEW YORK 10282 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GSPVC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41056-P10927 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GOLDMAN SACHS PRIVATE CREDIT CORP. The Board of Directors recommends you vote FOR the following proposals: 1. To elect one Class III director of the Company, who will serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified, and to elect three Class I directors of the Company, who will serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified. Nominees: For Against Abstain 1a. Ross J. Kari ! ! ! 1b. Timothy J. Leach ! ! ! 1c. Carlos E. Evans ! ! ! 1d. Susan B. McGee ! ! ! For Against Abstain 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ! ! ! ending December 31, 2024 (“Proposal 2”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K are available at www.proxyvote.com. V41057-P10927 GOLDMAN SACHS PRIVATE CREDIT CORP. ANNUAL GENERAL MEETING OF STOCKHOLDERS MAY 29, 2024 at 12:00 PM ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Caroline Kraus and Curtis Tate, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GOLDMAN SACHS PRIVATE CREDIT CORP. that the stockholder(s) is/are entitled to vote at the Annual General Meeting of Stockholders to be held at 12:00 PM ET, on May 29, 2024, virtually at www.virtualshareholdermeeting.com/GSPVC2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side